UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):	November 19, 2008

BENIHANA INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 593-0770

None
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On November 19, 2008, Benihana Inc. (the “Company”), the Company’s subsidiaries (the “Subsidiaries”) and Wachovia Bank, National Association (the “Bank”) entered into a Second Amendment to Credit Agreement (the “Amendment”), which amended that certain Credit Agreement (the “Credit Agreement”), dated March 15, 2007, among the Company, the Subsidiaries and the Bank.  The Amendment reduces the revolving commitment under the Credit Agreement from $75,000,000 to $60,000,000, provided that $10,000,000 of such commitment is subject to the Bank successfully syndicating a portion of the loan or the Company attaining a leverage ratio of less than 3.5 to 1.0 for two consecutive fiscal quarters.  The Amendment also permits the Company to further increase commitments under the Credit Agreement by up to an additional $15,000,000, subject to certain terms and conditions.  For an interim period, the Amendment both decreases the fixed charge coverage ratio and increases the leverage ratio, which the Company is required to maintain under the Credit Agreement.  The Amendment provides for a commitment fee of 0.3% on the unused portion of the loan commitment.  Interest rates payable under the amended Credit Agreement vary depending on the Company’s leverage ratio and range from 1.25% to 3.50% above the applicable LIBOR rate or, at the Company’s option, from 0.0% to 2.0% above the applicable base rate.

The Company is also filing herewith an amendment to the Credit Agreement dated November 6, 2008 (the “First Amendment”), between the Company and the Bank, which amended the definition of Consolidated EBIT to provide that non-cash stock-based compensation is added to consolidated net income for purposes of calculating Consolidated EBIT.

The descriptions of the Amendment and the First Amendment are qualified in their entirety by reference to the Amendment filed herewith as Exhibit 10.1 and the First Amendment filed herewith as Exhibit 10.2.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits:

Exhibit Number	Exhibit
10.1	Second Amendment to Credit Agreement, dated November 19, 2008, by and among Benihana Inc., subsidiaries of Benihana Inc. and Wachovia Bank, National Association.

10.2	Amendment, dated November 6, 2008, by and between Benihana Inc. and Wachovia Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated: November 20, 2008	By:	/s/ Jose I. Ortega
Jose I. Ortega
Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Second Amendment to Credit Agreement, dated November 19, 2008, by and among Benihana Inc., subsidiaries of Benihana Inc. and Wachovia Bank, National Association.

10.2	Amendment, dated November 6, 2008, by and between Benihana Inc. and Wachovia Bank, National Association.